UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2026

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 19, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of Envoy Medical, Inc. (the “Company”), approved certain changes to the compensation of the Company’s Chief Executive Officer, Brent Lucas. Mr. Lucas will receive an updated base salary of $420,000 per year and will be eligible for a cash bonus targeted at $105,000, which will be determined based on the achievement of certain strategic performance goals intended to be achieved during calendar years 2026 and 2027.

The Committee also approved the issuance to Mr. Lucas of 1,000,000 stock options and 1,000,000 restricted stock units (“RSUs”). The stock options are exercisable at $0.634 per share (the most recent closing price of the Company’s Class A Common Stock prior to the grant date), will vest over a period of four years, and will have the Company’s other standard terms. The RSUs were issued on the form of Restricted Stock Unit Award Grant Notice and Award Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference, and will vest as of the date of the official notification by the U.S. Food and Drug Administration (FDA) that it has granted approval (including approval with conditions) for the Company’s Acclaim cochlear implant, provided that such announcement occurs during the performance period beginning June 19, 2026 and ending on June 18, 2030.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of RSU Award Grant Notice and Award Agreement under the Envoy Medical, Inc. Amended & Restated Equity Incentive Plan
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.

June 25, 2026	By:	/s/ Brent T. Lucas
Brent T. Lucas
Chief Executive Officer

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